UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019

Oaktree Real Estate Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-223022	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA		90071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Amendment to Line of Credit

On August 20, 2019, Oaktree Real Estate Income Trust, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain Promissory Note, dated as of April 11, 2019 (the “Line of Credit”) with Oaktree Fund GP I, L.P. (the “Lender”), an affiliate of the Company’s sponsor, Oaktree Capital Management, L.P.

The Amendment reduces the rate at which borrowings under the Line of Credit bear interest from LIBOR plus 3.25% per annum to LIBOR plus 2.50% per annum. The reduction reflects a review of the existing interest rate in light of current interest rates offered in the market. No other material terms of the Line of Credit were changed as a result of the Amendment. However, the Lender does expect to waive interest otherwise due under the Line of Credit such that the interest rate between April 11, 2019 and the date of the Amendment will effectively be LIBOR plus 2.50%.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Acquisition of Two Liberty Center

On August 20, 2019, the Company partnered with Hines Interests Limited Partnership (“Hines”) through a joint venture (the “Joint Venture”) to acquire a fee simple interest in Two Liberty Center (the “Property”), a class “A” office asset located in Ballston, Virginia, for $93.2 million (exclusive of closing costs). The Joint Venture acquired the Property through a combination of $62.0 million of property-level debt from Bank of America Merrill Lynch and equity of $33.5 million funded from the Joint Venture (consisting of $32.3 million funded by the Company using borrowings under the Company’s Line of Credit and $1.2 million funded by Hines). Neither Hines nor the seller of the Property are affiliates of the Company or its sponsor.

The Property is a 179,000-square foot, class “A” office building, located in the Ballston neighborhood of Arlington, Virginia. Built in 2007, as of August 20, 2019, the Property is 95%-occupied1 by 16 different tenants and offers efficient 20,500-square foot floor plates that are conducive to both single and multi-tenant use.

The Property is located across the street from over 500,000 square feet of new and refurbished retail and entertainment options opening throughout 2019. The Property is also a short walk to two metro stations that connect to Washington D.C.

The Ballston submarket is undergoing a transformation with approximately $700 million of commercial and residential development. As part of that process, Amazon, in connection with its new HQ2, has announced it expects to create over 25,000 jobs, which is anticipated to positively impact the greater Arlington area. Due to the refresh of the proximate buildings, Oaktree Fund Advisors, LLC, the Company’s investment adviser, believes the Property is well situated to capitalize on the expected improved amenities and increased tenant demand.

The following table provides information regarding the Property.

				As of June 30, 2019
Property Name	Sector	Location	Square Feet	Percentage Leased	Annual Base Rent	Annual Base Rent Per Square Foot
Two Liberty Center	Office	Arlington, Virginia	175,357	85%	$6,523,007	$43.82

[1]	Reflects additional lease up at the Two Liberty Property between June 30, 2019 and August 20, 2019.

The Joint Venture is governed by a limited liability company agreement dated August 20, 2019 by and between one of the Company’s subsidiaries and Hines, containing customary terms and conditions. The Company owns a 96.5% interest in the Joint Venture, and Hines owns a 3.5% interest in the Joint Venture. The Company will generally control all major decisions of the Joint Venture (subject to Hines’s consent with respect to certain limited decisions) and has the ability to trigger a sale of the Property at any time. The Company will have operational control, and Hines will act as the day-to-day property manager.

The Bank of America Merrill Lynch debt described above (the “Mortgage Loan”) is secured by a mortgage on the Property. The Mortgage Loan bears interest at a rate of LIBOR plus a spread of 150 basis points, payable as interest-only for the initial term of five years. The term of the Mortgage Loan is five years with two one-year extension options. The Mortgage Loan is subject to customary terms and conditions.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is hereby incorporated into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements for the acquired property described above will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the latest date on which the initial Current Report related to the acquisition of such property could have been timely filed.

(b) Pro forma financial information.

The required pro forma financial information for the acquired property described above will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the latest date on which the initial Current Report related to the acquisition of such property could have been timely filed.

(d) Exhibits:

Exhibit No.	Description

10.1	Amendment to Promissory Note, dated August 20, 2019, between Oaktree Real Estate Income Trust, Inc., as borrower, and Oaktree Fund GP I, L.P., as lender

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the Company’s Registration Statement on Form S-11 (File No. 333-223022) and in the Company’s annual report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any obligation to update forward-looking statements, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE REAL ESTATE INCOME TRUST, INC.

Date: August 21, 2019	By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Chief Securities Counsel and Secretary